Q2 2025 Financial Results August 5, 2025 1

Disclaimer 2 Forward-looking statements This presentation contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “priorities,” “objectives,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” “goals,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, but are not limited to, statements related to: our expectation for regulatory approvals including approval of the BLA for Avance® by the FDA; market development opportunities; and 2025 financial guidance, including revenue growth, cash and gross margins. Actual results or events could differ materially from those described in any forward-looking statements as a result of various factors, including, without limitation, statements related to potential disruptions caused by leadership transitions, global supply chain issues, record inflation, hospital staffing issues, product development, product potential, expected clinical enrollment timing and outcomes, regulatory process and approvals, financial performance, sales growth, surgeon and product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events, global business disruption caused by Russia’s invasion of Ukraine and related sanctions, recent geopolitical conflicts in the Middle East, as well as those risk factors described under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the most recently ended fiscal year. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements. About Non-GAAP Financial Measures To supplement our condensed consolidated financial statements, we use the non-GAAP financial measures of EBITDA, which measures earnings before interest, income taxes, depreciation and amortization, and Adjusted EBITDA which further excludes non-cash stock compensation expense. We also use the non-GAAP financial measures of Adjusted Net Income or Loss and Adjusted Net Income or Loss Per Common Share - diluted which excludes noncash stock compensation expense from Net Income or Loss and Net Income or Loss Per Common Share - diluted, respectively. We also use the Operational Cashflow metric, which corresponds to Net change in cash, cash equivalents, restricted cash, and investments, less cashflow from issuance or repayment of long-term debt. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of the non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP should be carefully evaluated. We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. We believe these non-GAAP financial measures are useful to investors because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the performance of our business, the Company’s cash available for operations, and the Company’s ability to meet future capital expenditure and working capital requirements.

3 Michael Dale President and Chief Executive Officer Q2 2025 Business Highlights

Agenda 4 Q2 2025 Financials and Guidance Lindsey Hartley, Chief Financial Officer Q&A Michael Dale, Lindsey Hartley, Jens Kemp, Chief Marketing Officer Rick Ditto, VP Global Health Economic, Reimbursement & Policy Q2 2025 Business Highlights Michael Dale, President and Chief Executive Officer

5 Growth • Q2 revenue increased to $56.7M, growing 18.3% YoY • Q2 reflected broad-based growth across the entire portfolio • Double-digit growth performance in all markets High Potential Accounts • YTD, HiPo accounts yielded approx. 70% of YoY revenue growth (vs 2025 66% goal) • YTD, HiPo accounts have yielded 21% YoY increase in average account productivity • 641 Active HiPo accounts in the first half of 2025; an increase of 3% YoY Profession Education • Breast: ended Q2 with 19 specialists and 1 RSD; on track for 22 reps by YE • Extremities: +5 reps in Q2; ending Q2 with 112 reps and 12 RSDs. • OMF/H&N: added 5 market development managers Commercial Infrastructure • Breast: 35 pairs trained YTD (vs. 2025 75 target); 126 active programs in Q2 (+9% YoY); 280 procedures in Q2 (+17% YoY) • Extremities: 67 trained YTD; target 105 by YE • OMF/H&N: 41 trained YTD; target 45 by YE 2025 Q2 Key Metrics Update Q2 2025 Recent Business Highlights

Q2 2025 Recent Business Highlights

2025 Q2 Key Metrics Update

Clinical Research

- Level 1 study protocol for implant based neurotization
- Level 1 Avance® vs. Autograft evidence plan in mixed & motor nerves.
- OMF/H&N clinical evidence plan

Innovation

- Therapeutic reconstruction
- Ease of coaptation
- Protection expansion

Standard of Care

- Over 300 peer-reviewed articles, +17 in Q2
- ~10M est. additional covered lives added in Q2 via BCBS policy changes; ~17M est. new lives YTD

Prostate Clinical & Market Development

- 6 active pilot sites; +3 in Q2 (Goal of 10 by YE)
- Procedures underway
- Goal of 100 procedures by year-end
- Clinical development team hired

axogen

6

Biologics License Application For Avance Nerve Graft® Anticipate FDA approval for Avance Nerve Graft as a Biologic in the US in September 2025. 7 Q2 2025 Update • Late-cycle review meeting • Pre-licensing inspection • Sponsor Inspection (BIMO) Completed in Q2:

8 Lindsey Hartley Chief Financial Officer Q2 2025 Financials and Guidance Discussion

Q2 Quarter 2025 Financial Performance 9 $47.9 $56.7 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 Revenue Q2 Revenue ($ in millions) 2024 2025 73.8% 74.2% 73.0% 73.2% 73.4% 73.6% 73.8% 74.0% 74.2% 74.4% Gross Margin Q2 Gross Margin 2024 2025 +18.3% +0.4%

Q2 Quarter 2025 Financial Performance Gaining operating leverage with topline growth ($ in millions) 10 Q2 2025 Q2 2024 YoY Change % Change as % of Revenue Sales & marketing expenses $23.8 $19.7 20.8% <1% Research & development expenses $6.9 $6.7 2.9% -1.8% General & administrative expenses $9.7 $9.4 2.9% -2.6% Total operating expenses $40.3 $35.8 12.8% -3.5%

Q2 Quarter 2025 Financial Performance ($ in millions, except per share data) 11 Q2 2025 Q2 2024 Net income (loss) $0.6 -$1.9 EPS $0.01 -$0.04 Adjusted net income* $5.7 $2.0 Adjusted EPS* $0.12 $0.05 Adjusted EBITDA* $9.3 $5.6 * Excludes stock-based compensation. See non-GAAP reconciliations included in Appendix.

Q2 Quarter 2025 Financial Performance Operating cash flow ($ in millions) 12 June 30, 2025 March 31, 2025 Change Operational cash* $35.9 $28.1 +$7.8 * Cash, cash equivalents, restricted cash, and investments.

Raising Guidance for the Full-Year 2025 Revenue growth of at least 17%, or $219 million Gross margin of 73% - 75% Net cash flow positive* 13 * Net change in cash, cash equivalents, restricted cash, and investments.

Michael Dale President and Chief Executive Officer Jens Kemp Chief Marketing Officer Rick Ditto VP, Global Health Economics, Reimbursement & Policy 14 Lindsey Hartley Chief Financial Officer Q&A

Thank you

Appendix 16

17 Non-GAAP Reconciliations: Three Months Ended June 30, 2025 June 30, 2024 Net income (loss) $ 579 $(1,921) Depreciation and amortization 1,723 1,733 Investment income (225) (227) Income tax expense (benefit) 37 (53) Interest expense 1,977 2,185 EBITDA – non-GAAP $4,091 $1,717 Noncash stock-based compensation expense 5,168 3,907 Adjusted EBITDA non-GAAP $9,259 $5,624 Net income (loss) $ 579 $(1,921) Noncash stock-based compensation expense 5,168 3,907 Adjusted net income $5,747 $1,986 Weighted average common shares outstanding – diluted 47,980,830 43,713,313 Net income (loss) per common share – diluted $0.01 $(0.04) Noncash stock-based compensation expense 0.11 0.09 Adjusted net income per common share – diluted – non-GAAP $0.12 $0.05